UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2008

CHINA BAK BATTERY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 8977-0093
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Beginning on March 13, 2008, China BAK Battery, Inc. (the “Company”), along with a wholly-owned subsidiary of the Company, BAK International, Ltd. (“BAK International,” and together with the Company, “CBAK”), has entered into settlement agreements with certain investors in the January 20, 2005, private placement completed by the Company.

Pursuant to the settlement agreements, CBAK and such investors have agreed, without any admission of liability, to a settlement and mutual releases from all claims relating to the January 20, 2005 private placement, including all claims relating to 1,089,775 “make good shares” of the Company’s common stock that had been placed into escrow by Xiangqian Li, the Company’s chairman and chief executive officer, in connection with the January 20, 2005, private placement as well as all claims, including claims for liquidated damages, relating to registration rights granted in connection with the January 20, 2005, private placement. Under the settlement agreements, the Company will make settlement payments to each of the settling investors of a number of shares of common stock of the Company equal to 50% of the number of “make good shares” such investor had claimed; aggregate settlement payments to date amount to 232,213 shares. Share payments to date have been made, and the Company intends to make any future payments of shares pursuant to such settlement agreements, in reliance upon the exemptions from registration provided by Section 4(2) and/or other applicable provisions of the Securities Act of 1933, as amended. The Company has also undertaken pursuant to the settlement agreements to file a registration statement covering resales of such shares.

In accordance with the Delivery of Make Good Shares, Settlement and Release Agreement entered into with Mr. Li on October 22, 2007 (the “Li Settlement Agreement”), the Company continues to negotiate with the investors who participated in the January 20, 2005, private placement in order to achieve a complete settlement of BAK International’s obligations (and the Company’s obligations to the extent it has any) under the applicable agreements with such investors.

This description of the investor settlement agreements and the Li Settlement Agreement is qualified by reference to the provisions of such agreements. A copy of the form of settlement agreement is filed herewith as Exhibit 10.1. A copy of the Li Settlement Agreement is attached as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on November 6, 2007, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Form of Settlement Agreement
10.2
Delivery of Make Good Shares, Settlement and Release Agreement, by and among China BAK Battery, Inc., Xiangqian Li and BAK International, Ltd., dated October 22, 2007 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on November 6, 2007)

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: March 31, 2008	By:	/s/ Tony Shen
Tony Shen
Chief Financial Officer and Secretary

EXHIBITS

Exhibit	Description
10.1	Form of Settlement Agreement
10.2
Delivery of Make Good Shares, Settlement and Release Agreement, by and among China BAK Battery, Inc., Xiangqian Li and BAK International, Ltd., dated October 22, 2007 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on November 6, 2007)